UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 11, 2015

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On May 11, 2015, we completed the sale to five investors in a private offering for an aggregate 4,300,000 shares of our restricted common stock at a purchase price of $0.25 per share.  We received an aggregate consideration of $1,075,000 for the securities.  We did not pay any placement fees in connection with the sale of these securities.  We did not grant any registration rights to the purchasers in this offering.

The securities in the offering were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder.  The issuance of securities did not involve a “public offering” based upon the following factors: (i) the issuance of the securities was an isolated private transaction; (ii) a limited number of securities was issued to a single purchaser; (iii) there were no public solicitations; (iv) the purchaser represented that it was an “accredited investor”; (v) the investment intent of the purchaser; and (vi) the restriction on transferability of the securities issued.

On April 1, 2015, a major shareholder lent us $150,000 pursuant to a 12% promissory note due September 30, 2015, convertible at $0.25 per share.  In addition, the major shareholder received 150,000 warrants, with a term of three years at an exercise price of $0.50 per share.  The securities were issued under the exemption from registration provided by Section 4(a)(2) of the securities Act of 1933 and the rules and regulations promulgated thereunder.  The issuances of securities did not involve a “public offering” based upon the following factors:  (i) the issuances of securities were an isolated private transaction; (ii) a limited number of securities were issued to a single purchaser; (iii) there were no public solicitations; (iv) the purchaser represented that it was an “accredited investor”; (v) the investment intent of the purchaser; and (vi) the restriction on transferability of the securities issued.

In February and March, 2015, we issued 243,000 restricted shares of common stock to two consultants as compensation for services.  The securities were issued under the exemption from registration provided by Section 4(a) (2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder.  The issuance of securities did not involve a “public offering” based upon the following factors: (i) the issuance of securities was an isolated private transaction; (ii) a limited number of securities were issued to a limited number of purchasers; (iii) there were no public solicitations; (iv) the investment intent of the purchasers; and (v) the restriction on transferability of the securities issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: May 11, 2015	By: /s/ John Brda
John Brda
President